EXHIBIT 99.10

--------------------------------------------------------------------------------
                                                        MONTHLY OPERATING REPORT

--------------------------------------
CASE  NAME: FLIGHT ONE LOGISTICS, INC.                  ACCRUAL BASIS
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------
JUDGE:  BARBARA J. HOUSER
--------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ DREW KEITH                                                      CFO
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                            TITLE

Drew Keith                                                         9/20/00
---------------------------------------                     --------------------
PRINTED NAME OF RESPONSIBLE PARTY                                   DATE

PREPARER:

/s/ JESSICA L. WILSON                                       Corporate Controller
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF PREPARER                                      TITLE

Jessica L. Wilson                                                 9/20/00
---------------------------------------                     --------------------
PRINTED NAME OF PREPARER                                            DATE

--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

--------------------------------------
CASE  NAME: FLIGHT ONE LOGISTICS, INC.                  ACCRUAL BASIS-1
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
--------------------------------------

----------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE            MONTH              MONTH              MONTH
                                                            ------------------------------------------------------
ASSETS                                         AMOUNT           July 2000         August 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                                                  $0                 $0
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                    $0                 $0
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                      $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                                     $20,742            $20,742
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                          $0                 $0
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                   $0                 $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                   $0                 $0
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                        $39,149             $1,224             $1,224
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                       $39,149            $21,966            $21,966                $0
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                                        $0                 $0
------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                             $0                 $0
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                       $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                  $0                 $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                         $0                 $0
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                $0                 $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                               $39,149            $21,966            $21,966                $0
------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                   $0                 $0
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                      $0                 $0
------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                 $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0                 $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                $0                 $0
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                        $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                                      $0                 $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                               ($16,740)          ($16,740)
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                                $0                 $0
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                   $0           ($16,740)          ($16,740)               $0
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                               $0           ($16,740)          ($16,740)               $0
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                    $38,956            $38,956
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                ($250)             ($250)
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0            $38,706            $38,706                $0
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                                  $0            $21,966            $21,966                $0
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

--------------------------------------
CASE  NAME: FLIGHT ONE LOGISTICS, INC.                  ACCRUAL BASIS-2
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                                MONTH          MONTH           MONTH         QUARTER
                                            ----------------------------------------------
REVENUES                                      July 2000     August 2000                       TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                 $0             $0                             $0
------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                      $0             $0                             $0
------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                    $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                       $0             $0                             $0
------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                $0             $0                             $0
------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                   $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                       $0             $0                             $0
------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                               $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)               $0             $0                             $0
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)              $0             $0                             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                               $0             $0                             $0
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                         $0             $0                             $0
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                   $0             $0                             $0
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                    $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                              $0             $0                             $0
------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                              $0             $0                             $0
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0                             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                  $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                     $0             $0                             $0
------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                              $0             $0              $0             $0
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-3
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                               MONTH            MONTH           MONTH           QUARTER
                                           --------------------------------------------------
DISBURSEMENTS                                 July 2000       August 2000                         TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                       $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0                               $0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                    $0              $0                               $0
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                        $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0                               $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                    $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                            $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0              $0                               $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                           $0              $0                               $0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                       $0              $0                               $0
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0                               $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0                               $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                          $0              $0                               $0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0                               $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                           $0              $0                               $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                        $0              $0                               $0
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0              $0                               $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                               $0              $0                               $0
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0                               $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

--------------------------------------
CASE  NAME: FLIGHT ONE LOGISTICS, INC.                  ACCRUAL BASIS-4
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
--------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE          MONTH           MONTH            MONTH
                                                                    ----------------------------------------------
ACCOUNTS RECEIVABLE AGING                               AMOUNT         July 2000      August 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                                   $0               $0
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                                  $0               $0
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                  $0               $0
------------------------------------------------------------------------------------------------------------------
4.     91+                                                               $20,742          $20,742
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0         $20,742          $20,742              $0
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                        $0               $0
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0         $20,742          $20,742              $0
------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:   August 2000
------------------------------------------------------------------------------------------------------------------
                                     0-30            31-60            61-90            91+
TAXES PAYABLE                        DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                      $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------
STATUS OF POSTPETITION TAXES                                              MONTH:   August 2000
------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING         AMOUNT                           ENDING
                                                         TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                               LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

--------------------------------------
CASE  NAME: FLIGHT ONE LOGISTICS, INC.                  ACCRUAL BASIS-5
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42069-BJH                             02/13/95, RWD, 2/96
--------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH: August 2000

-------------------------------------------
BANK RECONCILIATIONS                             Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:                                  N/A
--------------------------------------------------------------------------------------------
B.          ACCOUNT NUMBER:                        N/A                                            TOTAL
--------------------------------------------------------------------------------------------
C.          PURPOSE (TYPE):                        N/A
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                        $0
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                      $0
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                           $0
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                       $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------
-------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                                  DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                       PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     N/A
------------------------------------------------------------------------------------------------------------
8.     N/A
------------------------------------------------------------------------------------------------------------
9.     N/A
------------------------------------------------------------------------------------------------------------
10.    N/A
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                 $0              $0
------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                  $0
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                         $0
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-6
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

                                                        MONTH: August 2000

-------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------
                                   INSIDERS
---------------------------------------------------------------------------
                               TYPE OF            AMOUNT      TOTAL PAID
        NAME                   PAYMENT             PAID         TO DATE
---------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                          $0            $0
---------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                       PROFESSIONALS
-----------------------------------------------------------------------------------------------------------
                            DATE OF COURT                                                        TOTAL
                          ORDER AUTHORIZING       AMOUNT        AMOUNT        TOTAL PAID       INCURRED
        NAME                   PAYMENT           APPROVED        PAID           TO DATE       & UNPAID *
-----------------------------------------------------------------------------------------------------------
1.   N/A
-----------------------------------------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                     $0            $0                $0            $0
-----------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

---------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                 SCHEDULED      AMOUNTS
                                                  MONTHLY        PAID            TOTAL
                                                 PAYMENTS       DURING          UNPAID
               NAME OF CREDITOR                     DUE          MONTH       POSTPETITION
---------------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------------
6.   TOTAL                                                $0            $0                $0
---------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL  BASIS-7
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
-------------------------------------

                                                        MONTH: August 2000

-----------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                       X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                         X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-----------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                  X
      LOANS) DUE FROM RELATED PARTIES?
-----------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                 X
      THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                       X
      DEBTOR FROM ANY PARTY?
-----------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                           X
-----------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                     X
      PAST DUE?
-----------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                       X
-----------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                             X
-----------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                         X
      DELINQUENT?
-----------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                        X
      REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                        X
-----------------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------
                                                                                YES          NO
-----------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                 X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
-----------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                 X
-----------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
This is a non-operating entity. There are no assets or employees with which to cover with insurance.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------
           TYPE  OF                                                              PAYMENT AMOUNT
            POLICY                   CARRIER          PERIOD COVERED               & FREQUENCY
-----------------------------------------------------------------------------------------------------
   N/A
-----------------------------------------------------------------------------------------------------
   N/A
-----------------------------------------------------------------------------------------------------
   N/A
-----------------------------------------------------------------------------------------------------
   N/A
-----------------------------------------------------------------------------------------------------
   N/A
-----------------------------------------------------------------------------------------------------
   N/A
-----------------------------------------------------------------------------------------------------

-------------------------------------
CASE NAME: FLIGHT ONE LOGISTICS, INC.                FOOTNOTES SUPPLEMENT
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42069-BJH                               ACCRUAL BASIS
-------------------------------------

                                             MONTH:   August 2000

------------------------------------------------------------------------------------------
   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                    FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
      General                  This is a non-operating Company.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
       4                6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
       3                28     All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

CASE NAME: FLIGHT ONE LOGISTICS, INC.

CASE NUMBER: 400-42069-BJH

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                  August 2000


8.   OTHER  (ATTACH  LIST)                                $ 1,224 Reported
                                           -----------------------
        Intercompany Receivables                            1,224 Detail
                                           -----------------------
                                                             -    Difference